Mutual Funds	Summary Prospectus

Nuveen Managed Allocation Fund

OCTOBER 1, 2026

Class:	Class A	Class R6	Retirement
Ticker:	TIMRX	TIMIX	TITRX

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling 800-257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus, reports to shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated October 1, 2026, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Fund will pursue this goal through a “fund of funds” approach, whereby the Fund will make investments primarily in other mutual funds.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 69 of the

Nuveen Managed Allocation Fund  ■  Summary Prospectus     1

Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 84 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class R6	Retirement Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%
Redemption or exchange fee	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class R6	Retirement Class

Management fees	—	—	—

Distribution (Rule 12b-1) fees	0.25%	—	—

Other expenses	0.06%	0.01%	0.26%

Acquired fund fees and expenses[1,2]	0.50%	0.50%	0.50%

Total annual Fund operating expenses	0.81%	0.51%	0.76%

Waivers and expense reimbursements[3]	(0.06)%	(0.01)%	(0.01)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.75%	0.50%	0.75%

1	Restated to reflect estimate for the current fiscal year.
2

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s Form N-CSR.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.250% of average daily net assets for Retirement class shares; (ii) 0.250% of average daily net assets for Class A shares; (iii) 0.000% of average daily net assets for Class R6 shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2027, unless changed with approval of the Board of Trustees.

2     Summary Prospectus  ■   Nuveen Managed Allocation Fund

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class R6	Retirement Class
1 year	$647	$51	$77
3 years	$813	$163	$242
5 years	$993	$284	$421
10 years	$1,514	$640	$941

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2026, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class R6 or Class I shares of other Nuveen mutual funds and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), or their affiliates (collectively, the “Underlying Funds”). The Fund invests in Underlying Funds according to a relatively stable asset allocation strategy and will generally seek to meet its investment objective by investing: (1) approximately 60.00% of its assets in equity Underlying Funds, including up to 5.00% of its assets in real estate Underlying Funds; and (2) approximately 40.00% of its assets in fixed-income Underlying Funds (“target allocations”).

The Fund may invest in the following equity Underlying Funds: Nuveen Core Equity Fund, Nuveen Large Cap Growth Fund, Nuveen Large Cap Value Fund, Nuveen Large Cap Value Opportunities Fund, Nuveen Quant International Small Cap Equity Fund, Nuveen Quant Small Cap Equity Fund, Nuveen Quant Small/Mid Cap Equity Fund, Nuveen Emerging Markets Equity Fund, Nuveen International

Nuveen Managed Allocation Fund  ■  Summary Prospectus     3

Equity Fund, Nuveen International Opportunities Fund, Nuveen Real Estate Securities Select Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund, Nuveen Small Cap Select Fund, Nuveen International Value Fund and Nuveen Growth Opportunities ETF.

The Fund may invest in the following fixed-income Underlying Funds: Nuveen Core Plus Bond Fund, Nuveen Floating Rate Income Fund, Nuveen High Yield Fund, Nuveen Inflation Linked Bond Fund, Nuveen Emerging Markets Debt Fund, Nuveen International Bond Fund, Nuveen Money Market Fund and Nuveen Short Term Bond Fund.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations, real estate securities and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities. To maintain an appropriate allocation among the Underlying Funds, the portfolio managers monitor the foreign and domestic equity markets, as well as overall financial and economic conditions. If the portfolio managers believe that the relative attractiveness of the markets in which the equity and fixed-income funds are invested changes, they can adjust the percentage of investments in the Fund’s market sectors or Underlying Funds up or down by up to 10%; they may also invest in new market sectors or Underlying Funds without prior notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above or in the chart below, shareholders will receive prior notice of such change. At any given time the Fund may hold between 0% to 5% of its assets in real estate funds. The Fund’s composite benchmark is a composite of three benchmark indices representing three types of market sectors within the equity and fixed-income Underlying Fund asset classes, i.e., domestic equity, international equity and fixed-income. The composite index is created by applying the results of the benchmark for each of these three market sectors in proportion to the Fund’s target allocations among the three market sectors. For more information about the different indices that comprise the Fund’s composite benchmark index, please see the “Additional information about the Fund’s composite index” section of this Prospectus.

The composition of the Fund’s fixed-income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yield on short-term and long-term bonds, the Fund would normally increase its investments in the Nuveen Short Term Bond Fund.

The Fund might sometimes be even more heavily weighted toward equities or fixed-income, if Nuveen Asset Management believes market conditions warrant. For example, the Fund might increase its holdings in fixed-income funds in periods when Nuveen Asset Management believes equity markets will decline.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”). The Fund may use investments in ETFs and ETNs to gain exposure to

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various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

For flexibility in meeting redemptions, expenses and the timing of new investments, and as a short-term defense during periods of unusual volatility, the Fund may invest in government securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), short-term paper or shares of the Nuveen Money Market Fund. For temporary defensive purposes, the Fund may invest without limitation in such securities. The Fund cannot guarantee that this strategy will be successful.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2026, are listed in the chart below. These allocations may change over time. Underlying Fund allocations in particular may change from year to year. However, as of the date of this Prospectus, Nuveen Asset Management expects that the allocations among the market sectors and Underlying Funds set forth below will be adjusted over time as Nuveen Asset Management implements: (i) an increase to the Fund’s target allocation to the International Equity market sector and a corresponding decrease to the Fund’s target allocation to the U.S. Equity market sector; (ii) the addition of Nuveen Floating Rate Income Fund as a new Underlying Fund in the Fixed-Income market sector, an increase in allocations to the Nuveen High Yield Fund in that market sector, and corresponding reductions in allocations to other Underlying Funds in that market sector; (iii) the creation of a new Non-USD Fixed-Income market sector, the addition of Nuveen Emerging Markets Debt Fund as a new Underlying Fund in that market sector, the redesignation of Nuveen International Bond Fund to that market sector, and corresponding reductions in allocations to the Fixed-Income market sector; (iv) the addition of Nuveen Large Cap Value Opportunities Fund as a new Underlying Fund in the U.S. Equity market sector and corresponding reductions in allocations to other Underlying Funds in that market sector; and (v) strategic reallocations among certain Underlying Funds.

Nuveen Managed Allocation Fund  ■  Summary Prospectus     5

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	60.12%	U.S. Equity	39.05%	• Nuveen Large Cap Value	6.50%
				• Nuveen Large Cap Growth	6.29%
				• Nuveen Dividend Growth	6.25%
				• Nuveen Dividend Value	6.18%
				• Nuveen Growth Opportunities ETF	5.99%
				• Nuveen Core Equity	5.25%
				• Nuveen Quant Small/Mid Cap Equity	1.42%
				• Nuveen Quant Small Cap Equity	0.59%
				• Nuveen Small Cap Select	0.58%
		International Equity	21.07%	• Nuveen International Opportunities	6.24%
				• Nuveen International Equity	5.44%
				• Nuveen Emerging Markets Equity	4.05%
				• Nuveen Quant International Small Cap Equity	2.79%
				• Nuveen International Value	2.55%
Fixed-Income	39.88%	Fixed-Income	39.88%	• Nuveen Core Plus Bond	39.88%

Total	100.00%	100.00%	100.00%

Principal investment risks

You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund or the Underlying Funds typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund

6     Summary Prospectus  ■   Nuveen Managed Allocation Fund

more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make a Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a

Nuveen Managed Allocation Fund  ■  Summary Prospectus     7

Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that changes in interest rates can adversely affect the value or liquidity of, and income generated by, fixed-income investments. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are changing. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell fixed-income investments. When interest rates change, the values of longer duration fixed-income securities usually change more than the values of shorter duration fixed-income securities. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

8     Summary Prospectus  ■   Nuveen Managed Allocation Fund

• issuer risk—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of investment, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an investment;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial

Nuveen Managed Allocation Fund  ■  Summary Prospectus     9

reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make a Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives, strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Emerging Markets Underlying Funds Risk—The risks of foreign investment often increase in countries with emerging markets or those economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Nuveen Asset Management’s ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries and may be more vulnerable to market manipulation. In addition, foreign investors such as a Fund are subject

10     Summary Prospectus  ■   Nuveen Managed Allocation Fund

to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to enforce certain regulatory or legal obligations or otherwise bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Nuveen Asset Management or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class A and Retirement classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of certain broad-based securities

Nuveen Managed Allocation Fund  ■  Summary Prospectus     11

market indices, a composite index based on the Fund’s target allocations, and another index that is designed to represent multi-asset class exposure and a similar risk profile as the Fund. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)†

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2026, was 6.59%.

Best quarter: 15.68%, for the quarter ended June 30, 2020. Worst quarter: -14.72%, for the quarter ended March 31, 2020.

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AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 #

Class name (Inception date)	One year	Five years	Ten years
Class R6 (03/31/2006)
Return before taxes	14.95%	6.21%	8.17%
Return after taxes on distributions	12.46%	4.18%	6.24%
Return after taxes on distributions
and sale of Fund shares	9.61%	4.22%	5.93%
Retirement Class (03/31/2006)
Return before taxes	14.60%	5.95%	7.89%
Class A (03/31/2006)*
Return before taxes	8.07%	4.71%	7.26%

Russell 3000® Index
(reflects no deductions for fees, expenses or taxes)	17.15%	13.15%	14.29%

Bloomberg U.S. Aggregate Bond Index
(reflects no deductions for fees, expenses or taxes)	7.30%	–0.36%	2.01%

Morningstar Moderate Target Risk Index
(reflects no deductions for fees, expenses or taxes)	15.95%	5.95%	7.83%

Managed Allocation Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)	16.17%	6.71%	8.41%

Current performance of the Fund’s shares may be higher or lower than that shown above.
# *

Prior to August 1, 2026, Advisors served as investment adviser to the Fund.

The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

‡

As of the close of business on December 31, 2025, the Managed Allocation Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 39.0% Russell 3000® Index; and 21.0% MSCI All Country World Index ex USA Investable Market Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Nuveen Managed Allocation Fund  ■  Summary Prospectus     13

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	John Cunniff, CFA	Steve Sedmak, CFA	Jeff Sun, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2006	since 2020	since 2025

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

		No minimum.
Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

14     Summary Prospectus  ■   Nuveen Managed Allocation Fund

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nuveen Managed Allocation Fund  ■  Summary Prospectus     15

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